UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2018

PGT Innovations, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-37971 20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.02. Results of Operations and Financial Condition

On November 1, 2018, PGT Innovations, Inc. (the "Company") issued a press release announcing its financial results for the third quarter and nine months ended September 29, 2018.

On the same date, the Company posted an earnings presentation on its investor relations website at http://ir.pgtinnovations.com. The earnings presentation is being made available in connection with the Company's earnings conference call and audio webcast on November 1, 2018 at 10:30 a.m. E.T. The press release and the earnings presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure

The information set forth above under Item 2.02 is hereby incorporated herein by reference.

The information contained in this paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of PGT Innovations, Inc., dated November 1, 2018
99.2	Earnings presentation dated November 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT INNOVATIONS, INC.

By: /s/   Brad West
       Name:  Brad West
       Title:  Senior Vice President, and Chief Financial
      Officer

    Dated:  November 1, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of PGT Innovations, Inc., dated November 1, 2018
99.2	Earnings presentation dated November 1, 2018